EXHIBIT 10.5

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING

CREDIT AND SECURITY AGREEMENT

Third Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated as of the 3rd day of October, 2005, by and among Aleris International, Inc., a Delaware corporation (formerly known as IMCO Recycling Inc.) (“Aleris”), IMCO Investment Company, a Delaware corporation (“IMCO Investment”), IMCO Management Partnership L.P., a Texas limited partnership (“IMCO Management”), IMCO Energy Corp., a Delaware corporation (“IMCO Energy”), IMCO Recycling of Indiana Inc., a Delaware corporation (“IMCO Recycling of Indiana”), IMCO Recycling of Illinois Inc., an Illinois corporation (“IMCO Recycling of Illinois”), Alchem Aluminum, Inc., a Delaware corporation (“Alchem”), IMCO Recycling of Michigan L.L.C., a Delaware limited liability company (“IMCO Recycling of Michigan”), IMSAMET, Inc., a Delaware corporation (“IMSAMET”), IMCO Recycling of Idaho Inc., a Delaware corporation (“IMCO Recycling of Idaho”), Rock Creek Aluminum, Inc., an Ohio corporation (“Rock Creek”), IMCO Recycling of Utah Inc., a Delaware corporation (“IMCO Recycling of Utah”), Alchem Aluminum Shelbyville Inc., a Delaware corporation (“Alchem Shelbyville”), Interamerican Zinc, Inc., a Delaware corporation (“Interamerican”), U.S. Zinc Corporation, a Delaware corporation (“U.S. Zinc”), Gulf Reduction Corporation, a Delaware corporation (“Gulf Reduction”), Midwest Zinc Corporation, a Delaware corporation (“Midwest Zinc”), MetalChem, Inc., a Pennsylvania corporation (“MetalChem”), Western Zinc Corporation, a California corporation (“Western Zinc”), U.S. Zinc Export Corporation, a Texas corporation (“U.S. Zinc Export”), IMCO Recycling of California, Inc., a Delaware corporation (“IMCO Recycling of California”), Indiana Aluminum Inc., an Indiana corporation (“Indiana Aluminum”), IMCO Recycling of Ohio Inc., a Delaware corporation (“IMCO Recycling of Ohio”), IMCO Recycling Services Company, a Delaware corporation (“IMCO Recycling Services”), IMCO International, Inc., a Delaware corporation (“IMCO International”), IMCO Indiana Partnership L.P., an Indiana limited partnership (“IMCO Indiana Partnership”), Commonwealth Industries, Inc., a Delaware corporation (“Commonwealth”), CI Holdings, LLC, a Delaware limited liability company (“CI Holdings”), CA Lewisport, LLC, a Delaware limited liability company (“CA Lewisport”), Commonwealth Aluminum Concast, Inc., an Ohio corporation (“Commonwealth Concast”), Commonwealth Aluminum Sales Corporation, a Delaware corporation (“Commonwealth Sales”), Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company (“Commonwealth Lewisport”), Commonwealth Aluminum, LLC, a Delaware limited liability company (“Commonwealth LLC”), Commonwealth Aluminum Metals, LLC, a Delaware limited liability company (“Commonwealth Metals”), Silver Fox Holding Company, a Delaware corporation (“Silver Fox Holding”), Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company (“Commonwealth Tube”), ALSCO Holdings, Inc., a Delaware corporation (“ALSCO Holdings”) and ALSCO Metals Corporation, a Delaware corporation (“ALSCO”) (Aleris, IMCO Investment, IMCO Management, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMCO Recycling of Michigan, IMSAMET, IMCO Recycling of Idaho, Rock Creek, IMCO Recycling of Utah, Alchem Shelbyville, Interamerican, U.S. Zinc, Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc, U.S. Zinc Export, IMCO Recycling of California, Indiana Aluminum, IMCO Recycling of Ohio, IMCO Recycling Services, IMCO International, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Silver Fox Holding, Commonwealth Tube, ALSCO Holdings and ALSCO are each a “Borrower”, and collectively the “Borrowers”), each of the Guarantors (as listed on the signature pages hereto), PNC Bank, National Association (“PNC”), Citicorp USA, Inc. (“CUSA”), Deutsche Bank Trust Company Americas (“DB”) (PNC, CUSA, DB and each other lender listed on the signature pages hereto are each a “Lender” and collectively, the “Lenders”), PNC, as administrative agent and syndication agent for the Lenders (in such capacity, the “Administrative Agent”), CUSA, as collateral agent and co-documentation agent for the Lenders (the “Collateral Agent”), DB, as co-documentation agent for the Lenders (a “Co-Documentation Agent”), National City Business Credit, Inc. (“NCBC”), as co-documentation agent for the Lenders (a “Co-Documentation Agent”) and Key Bank National Association (“Key”), as co-documentation agent for the Lenders (a “Co-Documentation Agent” and together with CUSA, DB and NCBC, the “Co-Documentation Agents”) (the “Third Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers (excluding ALSCO Holdings and ALSCO), the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Documentation Agents entered into that certain First Amended and Restated Revolving Credit and Security Agreement, dated December 9, 2004, as amended by that certain (i) First Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated as of December 9, 2004, and (ii) Second Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated February 9, 2005, pursuant to which, among other things, the Lenders agreed to extend credit to the Borrowers (excluding ALSCO Holdings and ALSCO) in an aggregate principal amount not to exceed Three Hundred Twenty Five Million and 00/100 Dollars ($325,000,000.00) (as further amended from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.2 of the Credit Agreement is hereby amended by inserting the following definitions:

“AAC” shall mean ALSCO Acquisition Corp., a Delaware corporation and its successors and assigns.

“Aleris” shall mean Aleris International, Inc., a Delaware corporation and its successors and assigns.

“ALSCO” shall mean ALSCO Metals Corporation, a Delaware corporation and its successors and assigns.

“ALSCO Acquisition” shall mean the acquisition by Aleris of all of the issued and outstanding Capital Stock of ALSCO Holdings pursuant to and substantially consistent with the ALSCO Merger Agreement.

“ALSCO Holdings” shall mean ALSCO Holdings, Inc., a Delaware corporation and its successors and assigns.

“ALSCO Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of September 7, 2005, by and among ALSCO Holdings, Aleris, AAC and Sun ALSCO.

“ALSCO Merger Documents” shall mean the ALSCO Merger Agreement and all other documents, agreements and instruments executed in connection with the ALSCO Acquisition.

“Collateral Assignment” shall mean the Collateral Assignment of Representations, Warranties, Covenants and Purchase Price Adjustment Rights, dated as of October 3, 2005, made by Aleris to the Administrative Agent with respect to the representations, warranties, covenants and purchase price adjustment rights provisions of the ALSCO Merger Agreement, acknowledged by ALSCO Holdings and Sun ALSCO.

“Sun ALSCO” shall mean Sun ALSCO, LLC, a Delaware limited liability company and its successors and assigns.

“Tomra Acquisition” shall mean the acquisition by Aleris do Brasil Holding Ltda. of the stock of Tomra South America Emp. e Parti. Ltda..

3. Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and in their stead inserting the following:

“Borrower” shall mean Aleris, Alchem, Alchem Shelbyville, Gulf Reduction, IMCO Energy, IMCO International, IMCO Investment, IMCO Management, IMCO Recycling of California, IMCO Recycling of Idaho, IMCO Recycling of Illinois, IMCO Recycling of Indiana, IMCO Recycling of Michigan, IMCO Recycling of Ohio, IMCO Recycling of Utah, IMCO Recycling Services, IMSAMET, Indiana Aluminum, Interamerican, MetalChem, Midwest Zinc, Rock Creek, U.S. Zinc, U.S. Zinc Export, Western Zinc, IMCO Indiana Partnership, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Commonwealth Tube, Silver Fox Holding, ALSCO Holdings, ALSCO and any other person who may hereafter become a party hereto and “Borrowers” shall collectively mean all such Persons.

“Other Documents” shall mean the Revolving Credit Notes, the Swing Note, the Blocked Account Agreements, the Waivers, any Guaranty, the Pledge Agreements, the Collateral Assignment and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Loan Party and/or delivered to Administrative Agent or any Lender in respect of the transactions contemplated by this Agreement.

“Pledge Agreement” shall mean (i) the Pledge Agreement executed and delivered by Aleris to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Investment, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMSAMET, Rock Creek, Alchem Shelbyville, Interamerican, U.S. Zinc, IMCO Recycling of California, IMCO Recycling of Ohio, IMCO Recycling Services and IMCO International; (ii) the Pledge Agreement executed and delivered by Aleris and IMCO Investment to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Management; (iii) the Pledge Agreement executed and delivered by Aleris and Alchem to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of IMCO Recycling of Michigan; (iv) the Pledge Agreement executed and delivered by IMSAMET to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Recycling of Idaho and IMCO Recycling of Utah; (v) the Pledge Agreement executed and delivered by U.S. Zinc to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc and U.S. Zinc Export; (vi) the Pledge Agreement executed and delivered by IMCO Recycling of California to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Indiana Aluminum; (vii) the Pledge Agreement executed and delivered by Aleris to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Silver Fox Holding, (viii) the Pledge Agreement executed and delivered by Silver Fox Holding to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth; (ix) the Pledge Agreement executed and delivered by Commonwealth to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of CI Holdings and CA Lewisport; (x) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Concast; (xi) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Sales; (xii) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xiii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth LLC; (xiv) the Pledge Agreement executed and delivered by Commonwealth Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Metals; (xv) the Pledge Agreement executed and delivered by Commonwealth LLC to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xvi) the Pledge Agreement executed and delivered by IMCO International to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding partnership interests of Dutch Aluminum C.V., a Netherlands partnership; (xvii) the Pledge Agreement executed and delivered by IMCO Recycling of Indiana and IMCO Energy to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Indiana Partnership; (xviii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Tube; (xix) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of ALSCO Holdings; (xx) the Pledge Agreement executed and delivered by ALSCO Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of ALSCO; (xxi) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Domestic Subsidiary of such Loan Party; and (xxii) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Foreign Subsidiary of such Loan Party, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof and “Pledge Agreements” means collectively, all such Pledge Agreements.

4. Paragraph 9) of Section 7.1(a) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

9) immediately prior to and after giving effect to such Permitted Acquisition (including the payment of any prospective portion of the purchase price or earn-outs), merger or consolidation, the Borrowers’ Undrawn Availability on average for the most recently ended thirty (30) consecutive days as of the date of the Permitted Acquisition shall be in accordance with the amount set forth below based on the Aggregate Consideration paid by any such Loan Party for such Permitted Acquisition; provided, however, the Aggregate Consideration paid by any such Loan Party for all such Permitted Acquisitions (excluding the ALSCO Acquisition and the Tomra Acquisition), mergers or consolidations shall not exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) in the aggregate during the Term and, provided further, that the Aggregate Consideration paid by any such Loan Party for all Permitted Acquisitions of Persons that are not organized under the laws of any state of the United States of America or the District of Columbia (excluding the Tomra Acquisition) shall not exceed Twenty Million and 00/100 Dollars ($20,000,000.00) in the aggregate in any fiscal year of the Loan Party and Thirty Million and 00/100 Dollars ($30,000,000.00) in the aggregate during the Term:

Aggregate Consideration (in millions)	Undrawn Availability (in millions)
≤ $35	>$65
> 35 ≤ $90	>$100
> 90 ≤ $150	>$125

5. All references to the defined term “IMCO” in the Credit Agreement and each of the Other Documents are hereby replaced by references to the defined term “Aleris”.

6. Exhibit 2.1(a) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.1(a) attached hereto.

7. Exhibit 2.16(d) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.16(d) attached hereto.

8. The following schedules to the Credit Agreement are hereby amended, such that the information set forth on each of the correspondingly numbered schedules to the Credit Agreement shall be supplemented by the addition thereto of the information set forth on the correspondingly numbered schedules attached hereto as Exhibit B. Schedule 1.2 – Liens, Schedule 4.5 – Inventory Locations, Schedule 4.15(c) – Location of Executive Offices, Schedule 5.2(a) – States of Qualification and Good Standing, Schedule 5.2(b) – Subsidiaries, Schedule 5.4 – Federal Tax Identification Number, Schedule 5.6 – Prior Names, Schedule 5.7 – Environmental, Schedule 5.8(b) – Litigation, Schedule 5.8(d) – Plans, Schedule 5.9 – Intellectual Property, Schedule 5.10 – Licenses and Permits, Schedule 5.14 – Labor Disputes, and Schedule 8.1(t) – Inventory Locations (Leasehold and Similar Agreements).

9. The provisions of Section 2 through 8 of this Third Amendment shall not become effective until (i) the consummation of the ALSCO Acquisition, and (ii) the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:

(a)	this Third Amendment, duly executed by each Loan Party and the Required Lenders;

(b)	the Notes (as defined in the Closing Agenda set forth on Exhibit A attached hereto and made a part hereof (the “Agenda”)), duly executed by each Borrower;

(c)	the Pledge Agreements (as defined in the Agenda), duly executed by each applicable Loan Party;

(d)	the Collateral Assignment (as defined in the Agenda), duly executed by Aleris and acknowledged by ALSCO Holdings and the Seller (as defined in the Agenda);

(e)	the Certificate of Incorporation and Bylaws of each of ALSCO Holdings and ALSCO as referenced in the Agenda, along with a secretary’s certificate (including all attachments) for each of ALSCO Holdings and ALSCO in the form described in the Agenda;

(f)	lien searches (including judgments, bankruptcy and taxes) with respect to each of ALSCO Holdings and ALSCO (at the state level), as more fully described in the Agenda;

(g)	an executed proforma compliance certificate of the Borrowers evidencing compliance with Section 7.1 of the Credit Agreement after giving effect to the ALSCO Acquisition; and

(h)	such other documents as may be reasonably requested by the Administrative Agent.

10. The Loan Parties shall deliver all of the other items listed on the Agenda (including lien searches of ALSCO Holdings and ALSCO at the county level) to the Administrative Agent on or before October 31, 2005.

11. The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement or as set forth in this Third Amendment or the exhibits attached hereto, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

12. The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, the Credit Agreement and the Pledge Agreements, continue to secure prompt payment when due of the Obligations.

13. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this Third Amendment; (ii) the officers of the Loan Parties executing this Third Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this Third Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.

14. The Loan Parties represent and warrant that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Third Amendment or the performance or observance of any provision hereof; and (ii) they presently have no claims or actions of any kind at law or in equity against the Lenders or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the Other Documents.

15. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

16. The agreements contained in this Third Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Third Amendment amends the Credit Agreement and is not a novation thereof.

17. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

18. This Third Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles of conflicts of law thereof. The Loan Parties hereby consent to the jurisdiction and venue of any federal or state court located in the County of New York, State of New York with respect to any suit arising out of or mentioning this Third Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Third Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

BORROWERS:

ALERIS INTERNATIONAL, INC., on behalf of itself and (i) as General Partner of:
IMCO Management Partnership L.P. and (ii) as Manager of: IMCO Recycling of Michigan L.L.C
IMCO INVESTMENT COMPANY IMCO RECYCLING OF INDIANA INC. IMCO ENERGY CORP., on behalf of itself and as General Partner of:

IMCO Indiana Partnership L.P.

IMCO RECYCLING OF ILLINOIS INC.

ALCHEM ALUMINUM, INC.

INTERAMERICAN ZINC, INC.

IMCO RECYCLING OF CALIFORNIA, INC.

IMCO INTERNATIONAL, INC.

IMCO RECYCLING OF OHIO INC.

IMSAMET, INC.

IMCO RECYCLING OF IDAHO INC.

IMCO RECYCLING OF UTAH INC.

ROCK CREEK ALUMINUM, INC.

U.S. ZINC CORPORATION

GULF REDUCTION CORPORATION

MIDWEST ZINC CORPORATION

METALCHEM, INC.

U.S. ZINC EXPORT CORPORATION

ALCHEM ALUMINUM SHELBYVILLE INC.

INDIANA ALUMINUM INC.

IMCO RECYCLING SERVICES COMPANY

WESTERN ZINC CORPORATION

COMMONWEALTH INDUSTRIES, INC., on behalf of itself and as sole Member of:

CI Holdings, LLC
CA Lewisport, LLC
COMMONWEALTH ALUMINUM SALES CORPORATION
SILVER FOX HOLDING COMPANY CA LEWISPORT, LLC, as Managing Member of Commonwealth Aluminum Lewisport, LLC COMMONWEALTH ALUMINUM LEWISPORT, LLC, as sole member of Commonwealth Aluminum Metals, LLC
COMMONWEALTH ALUMINUM CONCAST, INC., on behalf of itself and as sole Member of:
Commonwealth Aluminum, LLC
Commonwealth Aluminum Tube Enterprises, LLC ALSCO HOLDINGS, INC. ALSCO METALS CORPORATION

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	Treasurer each of the above-named entities and Senior Vice President of Aleris International, Inc.

Administrative Agent and Lenders:

PNC Bank, National Association, as Lender and as Administrative Agent

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Citicorp USA, Inc.

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director/Vice President

Deutsche Bank Trust Company Americas

By:	/s/ Stephen R. Lapidus
Name:	Stephen R. Lapidus
Title:	Director

National City Business Credit, Inc.

By:	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Key Bank National Association

By:	/s/ Jason T. Sylvester
Name:	Jason T. Sylvester
Title:	Vice President

LaSalle Business Credit, LLC

By:	/s/ Mitchell J. Tarvid
Name:	Mitchell J. Tarvid
Title:	First Vice President

Wachovia Bank, National Association

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Director

Allied Irish Banks plc

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Senior Vice President

JPMorgan Chase Bank, N.A.

By:	/s/ Jeffrey W. Swartz
Name:	Jeffrey W. Swartz
Title:	Vice President

The CIT Group/Business Credit, Inc.

By:	/s/ Carl Giordano
Name:	Carl Giordano
Title:	Assistant Vice President

Wells Fargo Foothill, LLC

By:	/s/ Patrick McCormack
Name:	Patrick McCormack
Title:	Assistant Vice President

General Electric Capital Corporation

By:	/s/ Timothy Canon
Name:	Timothy Canon
Title:	Its Duly authorized Signatory

HSBC Business Credit (USA) Inc.

By:	/s/ Adam Moskowitz
Name:	Adam Moskowitz
Title:	First Vice President

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

US Bank, National Association

By:	/s/ Jeffrey A. Kessler
Name:	Jeffrey A. Kessler
Title:	Vice President

Fifth Third Bank

By:	/s/ Donald K. Mitchell
Name:	Donald K. Mitchell
Title:	Vice President

Webster Business Credit Corporation

By:	/s/ Alan F. McKay
Name:	Alan F. McKay
Title:	Vice President

EXHIBIT A

Closing Agenda

See Attached

EXHIBIT B

Amended Schedules to the Credit Agreement

See Attached

EXHIBIT 2.1(a)

Form of Revolving Credit Note

See Attached

EXHIBIT 2.16(d)

Form of Swing Line Note

See Attached